BLACKROCK FUNDSSM

BlackRock U.S. Treasury Money Market Portfolio

(the “Fund”)

Supplement dated July 29, 2015 to the Statement of Additional Information

of the Fund, dated July 29, 2015

The Board of Trustees of BlackRock FundsSM (the “Board”), on behalf of the Fund, has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. The Board has also approved an amended investment objective for the Fund. These changes will become effective October 1, 2015. Accordingly, effective October 1, 2015, the Fund’s Statement of Additional Information is amended as follows:

The second paragraph of the section of Part I entitled “I. Investment Objectives and Policies” is deleted in its entirety and replaced with the following:

The third paragraph of the section of Part I entitled “I. Investment Objectives and Policies—Additional Information on Investment Strategies” is deleted in its entirety and replaced with the following:

The U.S. Treasury Money Market Portfolio pursues its objective by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The U.S. Treasury Money Market Portfolio may also invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The investment chart in the section of Part I entitled “I. Investment Objectives and Policies—Additional Information on Investment Strategies” is amended by unchecking the following items with respect to U.S. Treasury Money Market Portfolio:

Commercial Paper and Other Short Term Obligations

Reverse Repurchase Agreements

Shareholders should retain this Supplement for future reference.

SAI-MM-0715SUP2